Exhibit 10.1
THIRD AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
among
Apartment Investment and Management Company,
AIMCO Properties, L.P., and
AIMCO/Bethesda Holdings, Inc.,
as the Borrowers,
the Guarantors and
Pledgors named herein,
Bank of America, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer
and
The Other Financial
Institutions Party Hereto
Dated as of August 31, 2007
BANC OF AMERICA SECURITIES LLC
and
KEYBANC CAPITAL MARKETS
as Joint-Lead Arrangers
and
Joint Book Managers and Bookrunners

THIRD AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
     This THIRD AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of August 31, 2007 and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (the “Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005 (the “First Amendment”). as amended by that certain Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006 (the “Second Amendment”) (the Credit Agreement as amended by the First Amendment, Second Amendment and this Amendment is referred to herein as the “Amended Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.
RECITALS
     WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;
     WHEREAS, pursuant to the Credit Agreement, the amendments set forth herein require the consent of the Required Lenders, and the Required Lenders have consented hereto;
     NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
     1.1 Amendment to Subsection 1.01. Defined Terms.
          A. Clauses (iii) and (iv) of the defined term “Gross Asset Value” are deleted in their entirety and replaced with the following:
               “(iii) with respect to all real estate assets wholly or partially owned by such Person(s) throughout the most recent four calendar quarters ending on or prior to such date of determination (other than Development Assets), the Adjusted Total NOI attributable to such real estate assets for such four quarter period divided by 7.25%;

               (iv) with respect to all real estate assets wholly or partially owned on such date of determination, but acquired less than four calendar quarters but at least one calendar quarter preceding such date of determination (other than Development Assets), the Adjusted Total NOI attributable to such real estate assets for any period that such Person(s) owned such assets measured on an annualized basis and divided by 7.25%;”
     1.2 Amendment to Section 2.15. Section 2.15 is deleted in its entirety and replaced with the following:
          “2.15 Increase in Commitments.
               (a) Increase in Commitments.
                    (i) Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may request an increase in the Aggregate Commitments (which may be, at the option of the Borrowers, Revolving Commitments and/or Term Loan Commitments) such that the Aggregate Commitments do not exceed $1,300,000,000 after giving effect to such increase; provided however, any such request for an increase shall be in a minimum amount of $25,000,000. At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Such notice shall indicate the Applicable Term Rate or Applicable Revolving Rate (or other applicable interest rate margins) for such new Term Loan Commitments or Revolving Commitments, as applicable. In the event new Term Loan Commitments or Revolving Commitments are to be provided, no consent of any Lender shall be required in connection with the issuance of any such new Term Loan Commitments or Revolving Commitments, regardless of if the Applicable Term Rate or Applicable Revolving Rate (or other applicable interest rate margins) for such new Term Loan Commitments or Term Loans or Revolving Commitments or Revolving Loans is less than that for any other Term Loan Commitments or Term Loans or Revolving Commitments or Revolving Loans hereunder.
                    (ii) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment or to provide new Commitments and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment or to provide new Commitments.
                    (iii) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrowers and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase or of new Commitments and subject to the approval of the Administrative Agent and the L/C Issuer (which approvals shall not be unreasonably withheld), the Borrowers may also invite additional Eligible Assignees to become Lenders pursuant to a Joinder Agreement or amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                    (iv) Effective Date and Allocations. If the Aggregate Commitments are increased or if new Commitments are provided in accordance with this Section, the Administrative Agent and the Borrowers shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase or new Commitments under this clause (a). The Administrative Agent shall promptly notify the Borrowers and the Lenders of the final allocation of such increase or new Commitments and the Increase Effective Date. Any such increase or new Commitments may be drawn on upon the satisfaction of the applicable conditions precedent set forth in Section 4.02.
                    (v) Conditions to Effectiveness of Increase. As a condition precedent to such increase or new Commitments under this clause (a), the Borrowers shall deliver to the Administrative Agent a certificate of the Borrowers dated as of the Increase Effective Date signed by a Responsible Officer of the Borrowers (i) certifying and attaching the resolutions adopted by each Borrower approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, to the knowledge of Borrowers (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct, on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, to the knowledge of the Borrowers, they are true and correct as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists. The Borrowers shall prepay any Revolving Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Revolving Commitments under this Section. Notwithstanding any provisions of this Agreement to the contrary, the Borrowers may borrow from the Lenders providing such increase in the Revolving Commitments (on a non pro rata basis with Lenders not providing such increase) in order to fund such prepayment.
          (b) Conflicting Provisions. This Section 2.15 shall supersede any provisions in Sections 2.13 or 10.01 to the contrary.”
     1.3 Amendment to Section 5.14(a) Section 5.14(a) is hereby amended by deleting the first sentence thereof and replacing it with the following:
          “Except for the repurchase of the shares of the REIT, no Borrower is engaged or will engage, principally or as one if its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, in any case, in violation of Regulation U of the FRB.”
     1.4 Amendment to Section 6.11 Section 6.11 is hereby amended by deleting such section in its entirety and inserting the following in replacement thereof:
          “6.11 Use of Proceeds.

               (a) Term Loans. The proceeds of the Term Loans made on the Closing Date shall be used to repay the outstanding term loans under the applicable Existing Credit Agreements. The proceeds of additional Term Loans made pursuant to any increase in the Term Loan Commitments pursuant to Section 2.15 will be available to the Borrowers to fund working capital and other corporate purposes, including acquisitions, redevelopment of properties, Restricted Payments permitted pursuant to Section 7.06, and the refinancing of existing and future Indebtedness, all in accordance with this Agreement.
               (b) Revolving Loans. The proceeds of Revolving Loans will be available to the Borrowers to fund working capital and other corporate purposes, including acquisitions, redevelopment of properties, Restricted Payments permitted pursuant to Section 7.06, and the refinancing of existing and future Indebtedness, all in accordance with this Agreement.”
     1.5 Amendment to Section 7.03(g) Section 7.03(g) is hereby deleted in its entirety and replaced with the following:
          “(g) Recourse Indebtedness of the Borrowers, the Guarantors and their Subsidiaries (whether secured or unsecured and including Indebtedness under the Loan Documents) in an aggregate principal amount not to exceed at any time an amount equal to 15% of Gross Asset Value at such time;”
     1.6 Amendments to Section 7.06.
          A. Sections 7.06(c) is hereby deleted in its entirety and replaced with the following:
          “(c) the purchase, redemption or other acquisition of any Equity Interests of the Borrowers or any Subsidiary; provided, that, at the time or as a result thereof there shall exist no Default or Event of Default;”
          B. Section 7.06(e) is hereby deleted in its entirety and replaced with “Intentionally Omitted.”
     1.7 Amendment to Section 7.10 Section 7.10 is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:
     “7.10 Use of Proceeds. Use the proceeds of any Credit Extension in violation of Regulation U of the FRB, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose; provided, that the Borrowers may use the proceeds of Credit Extensions to repurchase the shares of the REIT.”
Section 2. CONSENT TO FOURTH AMENDMENT
     The Required Lenders hereby consent to the amendment of the Credit Agreement in the form substantially set forth in the Fourth Amendment to Amended and Restated Senior Secured

Credit Agreement as attached as Exhibit A hereto (“Fourth Amendment”). By their execution to this Amendment, the Required Lenders (i) agree that the Fourth Amendment shall become effective upon the execution thereof by Administrative Agent and each Borrower and without any further action by the Required Lenders, (ii) acknowledge that the Fourth Amendment attached hereto contains incomplete schedules which will be completed prior to its execution and they consent to such completed schedules as reasonably approved by Administrative Agent, and (iii) agree that prior to the execution of the Fourth Amendment the Administrative Agent may make minor changes to the Fourth Amendment reasonably deemed necessary by Administrative Agent.
Section 3. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the date of this Amendment, at such time that all of the following conditions are satisfied:
          A. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent, and (c) the Required Lenders (provided that in lieu of executing this Amendment, any Lender may provide to Administrative Agent its written consent to this Amendment with the same effect as if their respective signatures are attached hereto);
          B. Guarantors and the Borrowers and Subsidiaries of the Borrowers party to the Pledge Agreements as “Pledgors” (the “Pledgors”) shall have executed this Amendment with respect to Section 6;
          C. Administrative Agent and its counsel shall have received executed resolutions from Borrowers, Guarantors and Pledgors authorizing the entry into and performance of this Amendment and the Credit Agreement as amended, all in form and substance satisfactory to Administrative Agent and its counsel;
          D. Borrowers shall have paid to each Lender who executes and delivers this Amendment prior to 5:00 p.m. New York time on August 30, 2007 a modification fee in the amount of 10 basis points times the amount of such Lender’s commitment(s) under the Existing Facility. The Modification Fee will be paid to Bank of America for distribution to such Lenders on the execution of this Amendment.
Section 4. BORROWERS’ REPRESENTATIONS AND WARRANTIES
     In order to induce the Lenders to consent to this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to each Lender that the following statements are true, correct and complete:
     4.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the effectiveness of this Amendment;

     4.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be. Except as disclosed on Schedule 4.2, the organizational documents of the Borrowers, Pledgors and Guarantors have not been modified in any material respect since the date of the Second Amendment;
     4.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as of the date of such effectiveness. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment;
     4.4 No Conflict. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the effectiveness of this Amendment or except for such approvals or consents which, if not obtained, are not reasonably expected to result in a Material Adverse Effect;
     4.5 Governmental Consents. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;
     4.6 Binding Obligation. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

     4.7 Incorporation of Representations and Warranties From Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date of such effectiveness to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Section 5. MISCELLANEOUS
     5.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.
          A. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
     5.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. The Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s counsel in connection with this Amendment concurrently with or promptly after the effectiveness of this Amendment.
     5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     5.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and Required Lenders, and receipt by

Borrowers and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.
     5.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to this amendment to the Credit Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.
Section 6. ACKNOWLEDGEMENT AND CONSENT
          A. Guarantors are party to that certain Continuing Guaranty, dated as of November 2, 2004, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Security Agreement (Securities) made by Borrowers and Security Agreement (Securities) made by certain other Pledgors, dated as of November 2, 2004, pursuant to which Pledgors have pledged the Collateral as security for the Indebtedness (as defined in the applicable Pledge Agreement).
          B. Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Guaranteed Obligations” (as defined in the applicable Guaranty) or the “Indebtedness” (as defined in the applicable Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Guaranteed Obligations” or “Indebtedness”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein.
          C. Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date of the effectiveness of this Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
          D. Each Guarantor and each Pledgor (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit

Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Credit Agreement.
[Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:	APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership

	By:		AIMCO-GP, INC.,
a Delaware corporation
	Its:		General Partner

		By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

PLEDGORS (for purposes of Section 6 only):

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor

By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor

By:	AIMCO-GP, INC.,
a Delaware corporation
Its:	General Partner

	By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation, as Pledgor

By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO/IPT, INC.,
a Delaware corporation,

NHP A&R SERVICES, INC.,
a Virginia corporation

NHP REAL ESTATE CORPORATION,
a Delaware corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

LAC PROPERTIES QRS II INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO LP LA, L.P., a Delaware limited partnership

By:	AIMCO LA QRS, Inc., a Delaware corporation
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership, Its: Member

	By:	AIMCO-GP, Inc., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO GP LA, L.P., a Delaware limited partnership

By:	AIMCO-GP, INC., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P., a Delaware limited partnership,
Its:	General Partner

	By:	AIMCO-GP, INC., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding
Patti K. Fielding Executive Vice President and Treasurer

AIC REIT PROPERTIES LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO-GP, INC., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company
Its:	General Partner

	By:	AIMCO Properties, L.P., a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P. a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware corporation

By:	Ambassador Florida Partners, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES SUB LLC, a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP I LLC a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

GUARANTORS (for purposes of Section 6 only):

AIMCO EQUITY SERVICES, INC.,
a Virginia corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

AIMCO-LP, INC.,
a Delaware corporation

AIMCO PROPERTIES FINANCE CORP.,
a Delaware corporation

AMBASSADOR I, INC.,
a Delaware corporation

AMBASSADOR VIII, INC.,
a Delaware corporation

ANGELES REALTY CORPORATION II,
a California corporation

CONCAP EQUITIES, INC.,
a Delaware corporation

NHP A&R SERVICES, INC.,
a Virginia corporation

NHPMN STATE MANAGEMENT, INC.,
a Delaware corporation

NHP MULTI-FAMILY CAPITAL CORPORATION,
a District of Columbia corporation

AIMCO-GP, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO IPLP, L.P., a Delaware limited partnership

By:	AIMCO/IPT, Inc., a Delaware corporation
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P., a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ambassador Florida Partners Limited Partnership, a Delaware limited partnership
Its:	General Partner

	By:		Ambassador Florida Partners, Inc., a Delaware limited partnership
	Its:		General Partner

		By:	/s/ Patti K. Fielding
Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company,
Its:	General Partner

	By:	AIMCO Properties, L.P., a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc.,
a Delaware corporation,
		Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P., a Delaware limited partnership
Its:	General Partner

	By:	AIMCO-GP, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

GP-OP PROPERTY MANAGEMENT, LLC a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Member

By:	AIMCO-GP, Inc., a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc. a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation,
Its:	Member

By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc., a Delaware corporation
Its:	Managing General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership
Its:	Member

	By:	AIMCO-GP, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding
Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties GP I LLC, a Delaware limited liability company
Its:	General Partner

	By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership
	Its:	Managing Member

		By:	AIMCO GP LA, L.P., a Delaware limited partnership
		Its:	General Partner

			By:	AIMCO-GP, Inc., a Delaware corporation
			Its:	General Partner

				By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties QRS II Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kathleen M. Carry
	Name:	Kathleen M. Carry
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA, N.A., as Swing Line Lender, L/C Issuer and as a Lender
By:	/s/ James P. Johnson
	Name:	James P. Johnson
	Title:	Senior Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

ALLED IRISH BANKS PLC, as a Lender

By:	/s/ Denise Magyer
Name: Denise Magyer
Title: Vice President

By:	/s/ Jim Dennehy
Name: Jim Dennehy
Title: Director
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ George R. Reynolds
Name: George R. Reynolds
Title: Director

By:	/s/ Brenda Casey
Name: Brenda Casey
Title:
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

ERSTE BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Gregory Aptman
Name: Gregory Aptman
Title: Associate Director

By:	/s/ Bryan Lynch
Name: Bryan Lynch
Title: Managing Director
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

KEYBANK NATIONAL ASSOCIATION as Syndication Agent and Lender
By:	/s/ Kathleen M. Ahern
	Name:	Kathleen M. Ahern
	Title:	Senior Banker

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

MERRILL LYNCH CAPITAL CORPORATION, as a Lender
By:	/s/ Don Burkitt
	Name:	Don Burkitt
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

SOVEREIGN BANK as a Lender
By:	/s/ T. Gregory Donohue
	Name:	T. Gregory Donohue
	Title:	Senior Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

RAYMOND JAMES BANK FSB, as a Lender
By:	/s/ Thomas G. Scott
	Name:	Thomas G. Scott
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Amit Khimji
	Name:	Amit Khimji
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

ACCESS INSTITUTIONAL LOAN FUND By: Deerfield Capital Management LLC as its Portfolio Manager, as a Lender
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

AIB Debt Management, Limited, as a Lender

By:	/s/ Denise Magyer
Name: Denise Magyer
Title: Vice President, Investment Advisor to
AIB Debt Management, Limited

By:	/s/ Jim Dennehy
Name: Jim Dennehy
Title: Director, Investment Advisor to
AIB Debt Management, Limited
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Atrium III as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Atrium IV as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Aurum CLO 2002-1 Ltd. By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe
Title: Managing Director

By:	/s/ Ryan Gelrod
Name: Ryan Gelrod, CFA
Title: Vice President
(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

BABSON CLO LTD 2003-I
BABSON CLO LTD 2005-I
BABSON CLO LTD 2005-II
BABSON CLO LTD 2005-III
BABSON CLO LTD 2006-II
BABSON CLO LTD 2007-I
SUFFIELD CLO, LIMITED
as a Lender
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Advisor
By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

BILL & MELINDA GATES FOUNDATION TRUST By: Babson Capital Management LLC as Investment Advisor
By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

HAKONE FUND LLC By: Babson Capital Management LLC as Investment Advisor
By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

BALLANTYNE FUNDING LLC as a Lender
By:	/s/ Michael Roof
	Name:	Michael Roof
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

BEECHER CBNA LOAN FUNDING LLC as a Lender
By:	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-in-fact

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

BRENTWOOD CLO LTD. By: Highland Capital Management L.P., As Collateral Manager By: Stand Advisors, Inc. Its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

BRYN MAWR II CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

BUSHNELL CBNA LOAN FUNDING LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC, as a Lender
By:	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-in-fact

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Credit Suisse Syndicated Loan Fund, as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

CUMBERLAND II CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EASTLAND CLO LTD. By: Highland Capital Management L.P., As Collateral Manager By: Stand Advisors, Inc. Its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EATON VANCE CDO VIII, LTD. By: Eaton Vance Management As Investment Advisor, as a Lender
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EATON VANCE CDO IX, LTD. By: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: Eaton Vance Management as Investment Advisor as a Lender
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EATON VANCE LIMITED DURATION INCOME FUND By: Eaton Vance Management as Investment Advisor as a Lender
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management as Investment Advisor as a Lender
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management as Investment Advisor as a Lender
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EATON VANCE VT FLOATING-RATE INCOME FUND By: Eaton Vance Management as Investment Advisor as a Lender
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

EMIGRANT REALTY FINANCE LLC, as a Lender
By:	/s/ Christine Elvik
	Name:	Christine Elvik
	Title:	Director & Vice President Emigrant Realty Finance

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

FLAGSHIP CLO IV By: Deutsche Investment Management America, Inc. (as successor in interest to Deutsche Asset Management, Inc.) as Collateral Manager
By:	/s/ Colleen Cunniffee
	Name:	Colleen Cunniffe
	Title:	Managing Director

By:	/s/ Ryan Gelrod
	Name:	Ryan Gelrod, CFA
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

FOREST CREEK CLO, LTD. By: Deerfield Capital Management LLC as its Collateral Manager, as a Lender
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

GLENEAGLES CLO, LTD. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Granite Venture I Ltd. By: Stone Tower Debt Advisors LLC., as its Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Granite Venture II Ltd. By: Stone Tower Debt Advisors LLC., as its Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Granite Venture III Ltd. By: Stone Tower Debt Advisors LLC., as its Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Grayson & Co. By: Boston Management and Research, as Investment Advisor
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Grayson CLO, LTD. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

H/2 Real Estate CDO 2006-1 Ltd. as a Lender
By:	/s/ Robert Dunleavy
	Name:	Robert Dunleavy
	Title:	Chief Operating Officer

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Jasper CLO, LTD. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Landmark II CDO LTD. By: Aladdin Capital Management, LLC, as Manager
By:	/s/ William Streeter
	Name:	William Streeter
	Title:	Associate Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Landmark IV CDO LTD. By: Aladdin Capital Management, LLC, as Manager
By:	/s/ William Streeter
	Name:	William Streeter
	Title:	Associate Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Latitude CLO I Ltd., as Lender
By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Liberty CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

LightPoint CLO 2004-1, Ltd.
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Senior Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Linville Funding LLC. as a Lender
By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Loan Star State Trust By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

LONG GROVE CLO, LIMITED, By: Deerfield Capital Management, LLC, as its Collateral Manager as a Lender
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Madison Park Funding II, Ltd. as a Lender
By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Market Square CLO, Ltd. By: Deerfield Capital Management, L.P., as Collateral Manager as a Lender
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Muirfield Trading LLC as a Lender
By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Oak Hill Credit Partners II, Limited, as a Lender By: Oak Hill CLO Management II, LLC, as Investment Manager
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

Oak Hill Credit Partners III, Limited, as a Lender By: Oak Hill CLO Management III, LLC As Investment Manager
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SMBC MVI SPC, on behalf of and for the account of Segregated Portfolio No. 1, as a Lender By: Oak Hill Separate Account Management I, LLC., as Investment Manager
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Rampart CLO I, Ltd. By: Stone Tower Debt Advisors LLC, as its Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Rampart CLO 2007 Ltd. By: Stone Tower Debt Advisors LLC., as its Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Rockwall CDO, LTD. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Rosemont CLO, LTD. By: Deerfield Capital Management, LLC as its Collateral Manager as a Lender
By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Security Benefit Life Insurance Company as a Lender By: Four Corners Capital Management, LLC, as Sub-Advisor
By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Vice President

Four Corners CLO 2005-I, LTD. as a Lender By: Four Corners Capital Management, LLC, as Collateral Manager
By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Senior Debt Portfolio By: Boston Management and Research as Investment Advisor as a Lender
By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthoff
	Title:	Vice President

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Southfork CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Steadman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC as a Lender
By:	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-in-fact

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Stratford CLO, Ltd. By: Highland Capital Management, L.P., as Collateral Manager By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CLO II Ltd. By: Stone Tower Debt Advisors LLC, as Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CLO III Ltd. By: Stone Tower Debt Advisors LLC, as Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CLO IV Ltd. By: Stone Tower Debt Advisors LLC, as Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Stone Tower CLO V Ltd. By: Stone Tower Debt Advisors LLC, as Collateral Manager as a Lender
By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Trumbull THC2 Loan Funding LLC for itself or as agent for Trumbull TCH2 CFPI Loan Funding LLC as a Lender
By:	/s/ Richard Newcomb
	Name:	Richard Newcomb
	Title:	Attorney-in-fact

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Venture II CDO Limited By: its Investment advisor MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Venture III CDO Limited By: its Investment advisor MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Venture IV CDO Limited By: its Investment advisor MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Venture V CDO Limited By: its Investment advisor MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Venture VIII CDO Limited By: its Investment advisor MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Vista Leveraged Income Fund By its Investment advisor MJX Asset Management LLC, as a Lender
By:	/s/ Michael G. Regan
	Name:	Michael G. Regan
	Title:	Managing Director

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)

Westchester CLO, Ltd. By: Highland Capital Management, L.P., as Servicer By: Strand Advisors, Inc., its General Partner as a Lender
By:	/s/ Michael Colvin
	Name:	Michael Colvin
	Title:	Secretary Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

(Third Amendment to Amended and Restated Senior Secured Credit Agreement)